SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 19, 2007

MidCarolina Financial Corporation

(Exact name of registrant as specified in its charter)

North Carolina		56-2006811
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3101 South Church Street

Burlington, North Carolina 27215

(Address of principal executive offices)

Registrant’s telephone number, including area code: (336) 538-1600

N/A

(Former name or former address, if changed since last report)

Item 8.01	Other Events

Item 9.01	Financial Statements and Exhibits

(a)	None.

(b)	None.

(c)	Exhibits:

99.1	Press Release dated July 19, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDCAROLINA FINANCIAL CORPORATION

Date: July 19, 2007	By:	/s/ Randolph J. Cary, Jr.
Randolph J. Cary, Jr., President
and Chief Executive Officer